Exhibit 99.2

MCEWEN MINING INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands of U.S. dollars, except per share amounts)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
	(unaudited)	(unaudited)
REVENUE:
Gold and silver sales	$13,683	$10,247	$45,303	$45,982
	13,683	10,247	45,303	45,982
COSTS AND EXPENSES:
Production costs applicable to sales	10,184	7,816	40,608	34,594
Mine operating costs	—	—	—	—
Mine construction costs	—	721	1,723	1,383
Mine development costs	75	193	1,829	847
Exploration costs	3,709	2,765	11,332	24,829
Property holding costs	1,797	507	6,365	4,584
General and administrative expenses	3,080	3,096	12,069	14,001
Acquisition costs	—	—	—	—
Depreciation	286	211	979	942
Accretion of asset retirement obligation and reclamation expenses	98	114	407	461
Loss (income) from investment in Minera Santa Cruz S.A., net of amortization	5,434	(594)	5,284	(846)
Impairment of investment in Minera Santa Cruz S.A.	21,162	—	21,162	95,878
Impairment of mineral property interests and property and equipment	233,338	28,947	353,736	62,963
(Gain) loss on sale of assets	—	2	(26)	6,743
Total costs and expenses	279,163	43,778	455,468	246,379
Operating loss	(265,480)	(33,531)	(410,165)	(200,397)

OTHER INCOME (EXPENSE):
Interest income, net of interest expense	(197)	63	259	262
Loss on sale of marketable equity securities	—	—	—	—
Other-than-temporary impairment on marketable equity securities	—	—	—	—
(Loss) gain on sales of gold and silver bullion held as investments	—	(223)	—	(223)
Unrealized loss on gold and silver bullion held as investments	—	223	—	—
Registration taxes	(76)	—	(6,788)	—
Gain (loss) on litigation settlement	—	—	—	560
Foreign currency (loss) gain	(1,487)	(215)	(2,419)	(1,309)
Total other income (expense)	(1,760)	(152)	(8,948)	(710)
Loss before income taxes	(267,240)	(33,683)	(419,113)	(201,107)
Income tax recovery	54,465	22,340	107,170	53,365
Net loss	(212,775)	(11,343)	(311,943)	(147,742)

OTHER COMPREHENSIVE INCOME (LOSS):
Reclassification of unrealized gain on marketable securities disposed of during the period, net of taxes	—	—	—	—
Unrealized gain (loss) on available-for-sale securities, net of taxes	418	(4)	419	(1)
Comprehensive loss	$(212,357)	$(11,347)	$(311,524)	$(147,743)
Net loss per share:
Basic	$(0.71)	$(0.04)	$(1.05)	$(0.50)
Diluted	$(0.71)	$(0.04)	$(1.05)	$(0.50)
Weighted average common shares outstanding (thousands):
Basic	299,009	297,125	297,763	297,001
Diluted	299,009	297,899	297,763	297,001

MCEWEN MINING INC.

CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars)

	December 31,
	2014	2013

ASSETS
Current assets:
Cash and cash equivalents	$12,380	$24,321
Investments	1,082	2
Value added taxes receivable	11,739	11,591
Inventories	12,404	8,800
Other current assets	2,096	2,057
Total current assets	39,701	46,771

Mineral property interests	287,812	642,968
Restricted time deposits for reclamation bonding	—	5,183
Investment in Minera Santa Cruz S.A.	177,018	212,947
Property and equipment, net	17,896	15,143
Other assets	531	54
TOTAL ASSETS	$522,958	$923,066

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$21,655	$9,797
Current portion of asset retirement obligation	2,427	1,392
Total current liabilities	24,082	11,189

Asset retirement obligation, less current portion	5,044	5,855
Deferred income tax liability	51,899	158,855
Deferred rent expense	319	—
Other liabilities	400	400
Total liabilities	$81,744	$176,299

Shareholders’ equity:

Common stock, no par value, 500,000 shares authorized;
Common: 271,579 as of December 31, 2014 and 264,913 shares as of December 31, 2013 issued and outstanding
Exchangeable: 28,521 shares as of Deceber 31, 2014 and 32,246 shares as of December 31, 2013 issued and outstanding	1,360,668	1,354,696
Accumulated deficit	(919,578)	(607,634)
Accumulated other comprehensive income (loss)	124	(295)
Total shareholders’ equity	441,214	746,767

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$522,958	$923,066

MCEWEN MINING INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands of U.S. dollars)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
	(unaudited)	(unaudited)
Cash flows from operating activities:
Cash paid to suppliers and employees	$(17,693)	$(16,006)	$(68,993)	$(90,365)
Cash received from gold and silver sales	12,192	9,705	43,812	44,416
Dividends received from Minera Santa Cruz S.A.	—	584	9,483	1,826
Proceeds from sale of gold and silver bullion held as investments	—	—	—	1,467
Lease incentive	—	—	328	—
Interest received	8	123	464	262
Cash used in operating activities	(5,493)	(5,594)	(14,906)	(42,394)
Cash flows from investing activities:
Cash and short-term investments received from acquisition of Minera Andes Inc.	—	—	—	—
Short-term investments (net)	—	—	—	—
Acquisition of mineral property interests	—	—	—	(150)
Additions to property and equipment	(97)	(596)	(2,788)	(4,306)
Investment in marketable equity securities	(446)	—	(446)	—
Proceeds from sale of marketable securities	—	—	—	—
Decrease to restricted time deposits for reclamation bonding	2	—	5,183	—
Deposit for surety bonds for reclamation bonding	—	—	(481)	—
Proceeds from disposal of mineral property interests and property and equipment	(1)	6	38	1,455
Cash provided by (used in) investing activities	(542)	(590)	1,506	(3,001)
Cash flows from financing activities:
Sale of common stock for cash, net of issuance costs	—	—	—	—
Exercise of stock options	910	—	2,292	171
Cash provided by financing activities	910	—	2,292	171
Effect of exchange rate change on cash and cash equivalents	(117)	(557)	(833)	(1,376)
(Decrease) increase in cash and cash equivalents	(5,242)	(6,741)	(11,941)	(46,600)
Cash and cash equivalents, beginning of period	17,622	31062	24,321	70,921
Cash and cash equivalents, end of period	$12,380	$24,321	$12,380	$24,321

Reconciliation of net loss to cash used in operating activities:
Net loss	$(212,775)	$(11,343)	$(311,943)	$(147,742)
Adjustments to reconcile net loss from operating activities:
Loss (income) from investment in Minera Santa Cruz S.A., net of amortization	5,434	(594)	5,284	(846)
Impairment of investment in Minera Santa Cruz S.A.	21,162	—	21,162	95,878
Impairment of mineral property interests and property and equipment	233,338	28,947	353,736	62,963
Other-than-temporary impairment on marketable equity securities	—	—	—	—
(Gain) loss on sale of assets	—	2	(26)	6,743
Loss on sale of marketable securities	—	—	—	—
Lease incentive	—	—	328	—
Income tax recovery	(54,465)	(22,340)	(107,170)	(53,365)
Gain on litigation settlement	—	—	—	(560)
Loss (gain) on sale of gold and silver bullion held as investments	—	223	—	223
Unrealized loss on gold and silver bullion held as investments	—	(223)	—	—
Proceeds on sale of gold and silver bullion held as investments	—	—	—	1,467
Stock-based compensation	472	417	1,324	1,382
Shares issued to supplier for mining services	—	—	1,004	—
Shares issued to TNR Gold Corp.’s to terminate back-in right	1,352	—	1,352	—
Depreciation	286	211	979	942
Accretion of asset retirement obligation	98	114	407	461
Amortization of mineral property interests and asset retirement obligations	313	286	1,236	1,530
Foreign exchange loss	117	557	833	1,376
Change in non-cash working capital items:	—	—
Increase in VAT receivable, net of collection of $5,049 (2013 - $3,438; 2012 - $720)	(865)	(3,420)	(148)	(2,441)
(Increase) in other assets related to operations	(3,296)	375	(3,638)	(703)
Increase (decrease) in liabilities related to operations	3,336	610	10,891	(11,528)
Dividends received from Minera Santa Cruz S.A.	—	584	9,483	1,826
Cash used in operating activities	$(5,493)	$(5,594)	$(14,906)	$(42,394)

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by creating a profitable gold producer focused in the Americas. McEwen Mining’s principal assets consist of the gold/silver San José mine in Santa Cruz, Argentina (49% interest); the El Gallo complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules copper project in San Juan, Argentina. McEwen Mining has 305 million shares fully diluted at March 9, 2015. Rob McEwen, Chairman, and Chief Owner, owns 25% of the shares of the Company.

TECHNICAL INFORMATION

This news release and the company and project information that is linked above has been reviewed and approved by William Faust, PE, McEwen Mining’s Chief Operating Officer, who is a Qualified Person as defined by National Instrument 43-101 (ÒNI 43-101).

El Gallo: for additional information about the El Gallo complex see the technical report titled “Resource Estimate for the El Gallo Complex, Sinaloa State, Mexico” dated August 30, 2013 with an effective date of June 30, 2013, prepared by John Read, C.P.G., and Luke Willis, P. Geo. Mr. Read and Mr. Willis are not considered independent of the Company as defined by NI 43-101 Gold Bar: For information about the Gold Bar project see the technical report titled ÒNI 43-101 Technical Report on Resources and Reserves Gold Bar Project, Eureka County, Nevada” dated February 24, 2012 with an effective date of November 28, 2011, prepared by J. Pennington, C.P.G., MSc., Frank Daviess, MAusIMM, Registered SME, Eric Olin, MBA, RM- SME, MSc, Herb Osborn, P.E, Joanna Poeck, MMSA, B. Eng., Kent Hartley P.E. Mining, SME, BSc, Mike Levy, P.E, P.G, MSc., Evan Nikirk, P. E., Mark Allan Willow, M.Sc, C.E.M. and Neal Rigby, CEng, MIMMM, PhD, all of whom are qualified persons and all of whom are independent of McEwen Mining, each as defined by NI 43-101. San José: for additional information about the San José mine see the technical report titled “Technical Report on San José Silver -Gold Mine, Santa Cruz, Argentina” dated August 15, 2014 with an effective date of December 31 2013, prepared by Eugene Puritch, P.Eng., David Burga, P.Geo., Alfred Hayden, P.Eng., James L. Pearson, P.Eng., and Fred H. Brown, P.Geo., James K. Duff, P.Geo., all of whom are qualified persons and all of whom except James K. Duff, are independent of McEwen Mining, each as defined by NI 43-101.

The foregoing news release and technical report are available under the Corporation’s profile on SEDAR (www.sedar.com).

There are significant risks and uncertainty associated with commencing production or changing production plans without a feasibility, pre-feasibility or scoping study. The expansion to El Gallo 1 has not and may not be explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study. Further, although the subject of a 2012 feasibility study, the Company does not have a current feasibility study on the El Gallo 2 project. As such, each of the foregoing may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the expansion or construction of all or part of these projects.

RELIABILITY OF INFORMATION REGARDING THE SAN JOSÉ MINE

Minera Santa Cruz S.A., the owner of the San José mine, is responsible for and has supplied to the Company all reported results from the San José mine. McEwen Mining’s joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this release.

CAUTIONARY NOTE REGARDING NON-GAAP MEASURES

In this report, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP (“non-GAAP”) performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies.

(1)   Total Cash Costs and All-in Sustaining

Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, mine site exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. Total cash cost and all-in sustaining cash cost per ounce sold are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(2)   Adjusted net income (loss)

Adjusted net income (loss) excludes the following items from net income (loss): impairment charges, net of tax; foreign currency gains and losses, including the impact of the devaluation Argentine peso relative to the U.S. dollar; other non-recurring items, if applicable. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying operating performance of our core mining business. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining’s Quarterly Report on Form 10-Kforthe fiscal yearended December 31, 2014.

CAUTIONARY NOTE TO US INVESTORS REGARDING RESOURCE ESTIMATION

McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43 -101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements, which are generally not permitted in filings made with the SEC. The estimation of measured resources and ind icated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward- looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, the ability to meet objectives set out with respect to updated feasibility st udies (including projected capital cost reductions and the availability of appropriate used equipment), mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation (including ongoing inquiries by regulatory agencies such as the SEC Division of Enforcement), the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10 -K for the fiscal year ended December 31, 2014 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Sheena Scotland
Director, Investor Relations	Mailing Address
Tel: (647) 258-0395 ext 410	150 King StW, Suite 2800
Toll Free: (866)441-0690	P.O. Box 24
Fax: (647) 258-0408	Toronto, ON M5H 1J9
E-mail: info@mcewenmining.com
Facebook: facebook.com/mcewenrob Twitter: twitter.com/mcewenmining